EXHIBIT 10.1

AMENDMENT TO ACCOUNTS RECEIVABLE

AND INVENTORY SECURITY AGREEMENT

FOR A VALUABLE CONSIDERATION, First Community Financial, a division of Pacific Western Bank (“Lender”), and Phoenix Footwear Group, Inc., Belt Company fka Chambers Belt Company, Penobscot Shoe Company, H.S. Trask & Company, and Phoenix Delaware Acquisition, Inc. (individually and collectively, the “Borrower”) do hereby agree to amend the Accounts Receivable and Inventory Security Agreement dated December 4, 2009 between the parties (as the same may previously have been amended from time to time) as follows, effective April 29, 2010:

A. Replace paragraph 1.12.1 in its entirety with the following:

“Eligible Inventory” means that portion of finished goods inventory in which a valid and perfected security interest has been granted to Lender and which strictly complies with all of Borrower’s warranties and representations set forth in Section 6.3. of this Agreement. “Loan Value of Eligible Inventory” means an amount equal to forty percent (40%) of the value of Eligible Inventory, valued at the lesser of net cost or net book value; provided that said amount does not exceed the lesser of (i) $700,000.00, which shall be reduced by $40,000.00 per week beginning on Friday, December 3, 2010 and continuing on the Friday of each week thereafter until such amount is reduced to $500,000.00 or (ii) 75% of the net orderly liquidation value of Eligible Inventory.

Except as amended hereby, all other terms and provisions of the Accounts Receivable and Inventory Security Agreement (as the same may have been amended from time to time) shall continue in full force and effect and are hereby ratified, confirmed and approved.

Dated this 29th day of April, 2010.

Phoenix Footwear Group, Inc.,		Belt Company fka Chambers Belt Company,
a Delaware corporation		a Delaware corporation

By:	/s/ James R. Riedman	By:	/s/ James R. Riedman
	James R. Riedman		James R. Riedman
Title:	Chairman	Title:	Chairman

Penobscot Shoe Company,		H.S. Trask & Co.,
a Maine corporation		a Montana corporation

By:	/s/ James R. Riedman	By:	/s/ James R. Riedman
	James R. Riedman		James R. Riedman
Title:	Chairman	Title:	Chairman

Phoenix Delaware Acquisition, Inc.,		First Community Financial,
a Delaware corporation		a division of Pacific Western Bank

By:	/s/ James R. Riedman	By:	/s/ Gregg A. Sharp
	James R. Riedman		Gregg A. Sharp
Title:	Chairman	Title:	Executive Vice President

AMENDMENT TO ACCOUNTS RECEIVABLE

AND INVENTORY SECURITY AGREEMENT

(continued)

ACKNOWLEDGMENT & CONSENT OF VALIDITY GUARANTORS

By:	/s/ James R. Riedman	By:	/s/ Russell D. Hall
	James R. Riedman		Russell D. Hall

By:	/s/ Dennis T. Nelson
Dennis T. Nelson